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                                                                    EXHIBIT 99.1

                          MACK-CALI REALTY CORPORATION
                               11 COMMERCE DRIVE
                           CRANFORD, NEW JERSEY 07016

                                              August 7, 2002

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Mack-Cali Realty Corporation
    Quarterly Report on Form 10-Q for the quarter ended June 30, 2002

Ladies and Gentlemen:

    Transmitted herewith are written statements pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

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                                                       Very truly yours,

                                                       Mack-Cali Realty Corporation

                                                       By:  /s/ ROGER W. THOMAS
                                                            -----------------------------------------
                                                            Roger W. Thomas
                                                            Executive Vice President,
                                                            General Counsel and Secretary
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